Exhibit 99.1
Highland Distressed Opportunities, Inc.
Schedules Release of December 31, 2008 Financial Results and Conference Call
DALLAS—(BUSINESS WIRE)—February 19, 2009—Highland Distressed Opportunities, Inc. (the “Company”) (NYSE: HCD) today announced that it will report financial results for the fiscal year ended December 31, 2008 on or before Thursday, February 26, 2009 after the close of the financial markets.
Pursuant to the Securities and Exchange Act of 1934 and the rules thereunder, the Company is required to file its annual report on Form 10-K with the SEC within 90 days after the end of its fiscal year.
The Company invites all interested persons to participate in its conference call on Monday, March 2, 2009 at 4:15 p.m. (Eastern Time). The dial-in number for the call is (877) 795-3646. The pass code for the conference call is 4026055. The Company will maintain an audio replay of the call for one week following the call. The replay dial-in number is (888) 203-1112. The replay pass code is 4026055.
Please Note:
In order to use your time efficiently and answer your questions satisfactorily, the Company requests all questions be submitted in advance of the call via the Company’s website, www.highlandhcd.com. The question submission form may be found under the segment entitled “Contact Us”. Please select “Conference Call Question” as your topic, enter your question in the text box provided, and select “Submit”. The deadline for submitting questions is Friday, February 27, 2009 at 4:00 p.m. (Eastern Time).
About Highland Distressed Opportunities, Inc.
Highland Distressed Opportunities, Inc. (the “Company”, “we,” “us” and “our”) is a non-diversified closed-end company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is total return generated by both capital appreciation and current income. We intend to invest primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments. Generally, distressed companies are those that (i) are facing financial or other difficulties and (ii) are or have been operating under the provisions of the U.S. Bankruptcy Code or other similar laws or, in the near future, may become subject to such provisions or otherwise be involved in a restructuring of their capital structure.
This press release may contain forward-looking statements describing the Company’s future plans and objectives. These forward-looking statements, as well as future oral and written statements by the management of the Company, are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission (“SEC”).
We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “could,” “estimates,” “potential,” “continue,” “target,” or the negative of these terms or other similar expressions to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law.
Persons considering an investment in the Company should consider the investment objective, risks, and charges and expenses of the Company carefully before investing. Such information and other information about the Company will be available in our annual report on Form 10-K, in our quarterly reports on Form 10-Q and current reports on Form 8-K. Such materials are filed with the SEC and copies are available on the SEC’s website, www.sec.gov. Prospective investors should read such materials carefully before investing.
Shareholder Services: hfinfo@hcmlp.com, (877) 247-1888